BLYTH

Shareholder Presentation

May 14, 2013







BLYTH

Forward Looking Statement Disclaimer

- This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we believe or anticipate will or may occur in the future are forward-looking statements including any projection of earnings for 2013, growth strategies and market potential. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ materially from the forward-looking statements include those set forth in our recently filed Quarterly Report on Form 10-Q. The contents of this presentation should be considered in conjunction with the warnings and cautionary statements contained in our recent filings with the SEC. The forward-looking statements appearing in this presentation are made only as of the date hereof, and except as otherwise required by federal securities laws, we do not have an obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

BLYTH

Agenda

- **Company Overview**

  Robert B. Goergen, Blyth Chairman & CEO

- **Financial Summary & Outlook**

  Robert H. Barghaus, Blyth VP & CFO

- **Business Overview**
  - ViSalus
  - PartyLite
  - Miles Kimball

  Robert B. Goergen, Jr., Blyth President & COO

COMPANY OVERVIEW

BLYTH

Company Overview

Direct-to-Consumer Journey Completed

2011 Net Sales ($0.9Bn)


MK
17%
ViSalus
26%
PartyLite
57%

2012 Net Sales ($1.2Bn)


MK
12%
PartyLite
35%
ViSalus
53%

- Completed strategic transformation from a multi-channel company to a direct-to-consumer company focused on the direct selling (ViSalus and PartyLite) and direct marketing (Miles Kimball) channels of distribution
- Leading designer and marketer of health and wellness products, candles and accessories for the home
- Reaching consumers across 3 Segments:
  - Health & Wellness – ViSalus
  - Candles & Home Décor – PartyLite
  - Catalog & Internet – Miles Kimball

BLYTH

Company Overview

Direct-to-Consumer Journey Completed

3 New Reporting Segments:

Health & Wellness *(ViSalus)* **–**

Offers a suite of branded weight-management products, nutritional supplements and energy drinks to customers in North America

Candles & Home Decor *(PartyLite)* **–**

Sells premium candles, reed diffusers and other home fragrance products and related decorative accessories in North America, Europe and Australia

Catalog & Internet *(Miles Kimball)* **–**

Domestic marketer of an extensive array of decorative and functional household products, personalized cards, gifts, unique food products and health and wellness products

BLYTH

Company Overview

Business Mix Shifts Towards ViSalus

- PartyLite was Blyth's largest business in 2011
- In 2012, ViSalus became the largest company in Blyth's portfolio

2011 Net Sales ($0.9Bn)


ViSalus
26%
PL Europe
35%
MK
17%
PL NA
22%

2012 Net Sales ($1.2Bn)


PL Europe
22%
ViSalus
53%
PL NA
13%
MK
12%

BLYTH

Company Overview

Technology Drives Growth Strategy

- In 2013, investing nearly $10 MM in IT-related initiatives
  - *ViSalus*
    - utilize social media extensively
    - expand globally with sophisticated IT platform
  - *PartyLite*
    - drive eCommerce sales to supplement party plan sales
    - drive traffic through social media
    - build loyalty through preferred customer program
  - *Miles Kimball*
    - move from catalogER to multi-channel strategy (digital marketing driven)
    - expand credit program

Blyth looks to acquire or create Direct Selling companies in new product areas as well as acquire existing titles for Miles Kimball

FINANCIAL SUMMARY & OUTLOOK

Staged Acquisition of ViSalus Led to "Weird Accounting"

- The acquisition of ViSalus from its Founders in four stages results in very complex and technical accounting.
- A few years ago, the accounting rules for acquisitions were in flux. During that time the SEC issued a rule concerning EITF Topic D-98 which essentially required the entire purchase price of a staged acquisition be charged directly to equity and no asset or goodwill be established or recognized.

BLYTH

Investment Charged To Equity

1. The investment made for the first three tranches of the ViSalus agreement has been charged to Blyth equity. This has lowered Blyth equity position by $146 MM as follows:

$ in MMs	2008	2011	2012	2013	Total
Ownership	40%	15%	26%	0%	81%
Investment / Equity Charge	$ 14	$ 3	$ 104 (a)	$ 25 (b)	$ 146

2. The fourth and final payment of $143 MM due to the ViSalus Founders[c] (originally due in early 2013) was pushed out to December 31, 2017. The Founders[c] received a $143 MM convertible preferred instrument due December 31, 2017. This had two advantages -
   - Improved Blyth's near term liquidity
   - Gave the Founders an ongoing equity interest in ViSalus as they begin the international expansion

(a) Founders took $15 MM and re-invested in Blyth stock
(b) Termination of ViSalus Equity Incentive Plan (EIP)
(c) And other minority shareholders

"Weird Accounting" Impacts Equity . . . and Beyond

3. However, it did require that Blyth, under the SEC rule regarding EITF Topic D-98, charge the full $143 MM value of the preferred instrument to equity. This brought the life-to-date equity charge to $289 MM as opposed to having a large goodwill asset as with most acquisitions.
4. Lastly, the recent decline in direct selling multiples also necessitated a Fair Market Value adjustment for ViSalus. This led to a non-cash adjustment of $34 MM or $1.99 per share in 2012. This adjustment did not flow through the P&L or get charged to equity but was only a P&L presentation adjustment.

BLYTH

Why The Accounting Is "Weird"

In summary, Blyth has taken $289 MM of equity charges and a $34 MM pro forma P&L adjustment and received no asset recognition for ViSalus which generated sales of $624 MM and operating profit of $97 MM[a] in 2012.

(a) $67 MM on a segment basis which includes corporate allocations, equity incentive plan costs and IPO fees

BLYTH

Q1 Results Reflect Lower Sales

$ in Millions, except earnings per share

	1Q 2013	1Q 2012	Change
Segment Sales			
Health & Wellness (ViSalus)	$104.3	$136.7	(24) %
Candles & Home Décor (PartyLite)	91.0	99.8	(9) %
Catalog & Internet (Miles Kimball)	37.8	33.8	12 %
Total	$233.1	$270.2	(14) %
Segment Operating Income [(a)]			
Health & Wellness (ViSalus)	$4.2	$18.6	($14.4)
Candles & Home Décor (PartyLite)	3.4	2.1	1.3
Catalog & Internet (Miles Kimball)	(1.6)	(1.6)	-
Total	$6.0	$19.2	($13.2)
EPS	$0.16	$0.43	($0.27)

NOTE: the sum of the segments may not equal the total due to rounding

(a) includes corporate overhead allocation

BLYTH

Expect FY 2013 EPS of $1.30 - $1.45/share vs. $1.70 - $1.85/share

- Guidance reflects full year impact of ViSalus's first quarter sales shortfall
  - Q1 month-to-month sales trend positive, although below initial expectations
- ViSalus infrastructure investments remain in place
  - FY impact of ViSalus North American infrastructure build begun in second half of 2012
  - ViSalus investment spending for global expansion
  - Implementation of ViSalus management incentive plan

Business Overview

VISALUS

BLYTH

Business Overview

ViSalus – Pioneer of "Challenge" Marketing

- In April, named by Direct Selling News as the fastest growing direct selling company in 2012 over $100MM; ranks 21 among the world's largest direct sellers
- Sells personal health products including meal replacement shakes, weight-management products, functional foods, nutritional supplements and energy drinks through independent sales force of over 70,000 independent Promoters*
- Technological innovator, scalable infrastructure
- Platform for global growth

* At March 31, 2013

BLYTH

Historic Sales Growth Moderates

2013 Sees Improving Sales Trend

- 2010-2012 saw extraordinary sales results
  - Over that period ViSalus experienced 330% compound annual growth
  - By the 4Q of 2012, our record of 9 quarters of triple digit growth concluded

- Through Q1, 2013 sales have returned to growth
  - Encouragingly, each month's sales have been higher than the previous month
  - Our growth has been invigorated by the debut of our new and enhanced customer-centric model ("Project 10")
  - Plus, in Q2, our April UK launch officially brings our Challenge outside of North America

BLYTH

Investing For Growth

Continue Spending To Support Recent Growth and Future Entry Into International Markets

- Built the employee team from approx. 200 in 2011 to approx. 500 in 2012
- Fortified infrastructure (e.g., supply chain, IT, product marketing)
- Built-out 65,000 sq ft world headquarters in Troy, MI
- Completed research and planning to launch internationally

BLYTH

Business Overview

2013: Energizing North America and Focusing on Select International Expansion

- In N.A., we are introducing new products to grow and retain consumer relationship
- International represents ~80% of Direct Selling market opportunity and provides a significant runway for growth
  - Flexible model provides ability to adapt as needed
  - Investing in world class global leadership
  - Debuted in the U.K. on April 15
  - Investigating next European entry

$141.2 Bn Global Direct-Selling Industry in 2010


Mexico & South America 18%
Africa / Middle East 1%
Europe 17%
US & Canada 22%
Asia / Pacific 42%

Business Overview

PARTYLITE

BLYTH

PARTYLITE

Business Overview

PartyLite – The Premier Home Party Candle Company

Party Plan Model – A Blyth Core Competency

- Hostess invites friends to her home
- Independent Consultant demonstrates products and takes orders
    - Over 47,000 active Consultants Worldwide at 3/31/13
        - Over 18,000 active Consultants in North America
        - Over 29,000 active Consultants in Europe, Australia
- The Company ships directly to the Hostess or Guest; no inventory in the field
- PartyLite has nearly 100% prepaid orders, so virtually no receivables or bad debt expense

Supplement Party Plan with online presence and eCommerce

BLYTH

PARTYLITE®

Business Overview

Continue to Grow Global Footprint

66% of 2012 PartyLite sales were generated from outside N.A.

1973 – United States

1992 – Canada

1994 – Germany

1996 – United Kingdom

1997 – Austria & Switzerland

1998 – France

1999 – Finland

2001 – Mexico

2002 – Australia

2005 – Denmark

2006 – Norway, Ireland

2009 – Poland

2010 – Italy, Czech Republic, Slovakia



Business Overview

New Leadership Provides Focus To Effect Turnaround

- New technology tools drive consultant satisfaction, retain consumer interest and improve re-purchase rate
- Redirected marketing spend and enhanced compensation programs help new consultants be successful
- Cost cutting measures and new, efficient processes continue



PartyLite Worldwide Net Sales (MMs)
$800
$600
$400
$200
$0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Business Overview

Invest To Be The Best Candle Company

- Stabilize North American Market
  - Re-launch Mexican market as streamlined MLM/retail model
  - Test enhanced compensation plan for North America
  - Grow Preferred Membership to drive recurring sales
  - Enhance ease of "doing business"
- Invigorate Core Europe
  - Re-awaken leadership with new profit plan and aggressive "in-field" presence
  - Launch ecommerce Phase 2.0
- Worldwide, pursue NEW leaders, consultants, hosts
- Drive continued improvement in operational effectiveness
- Maintain "The Original and the Best" culture and standards

Business Overview

MILES KIMBALL

BLYTH

Miles Kimball

Business Overview

Miles Kimball: A Brand Portfolio Strategy

- **<u>Miles Kimball</u>**: Distinctive, value-added hard-to-find merchandise for everyday and gift-giving needs, and personalized holiday cards
- **<u>Walter Drake</u>**: Unique and functional products for the home, personal care products and specialty, personalized paper goods
- **<u>Easy Comforts</u>**: The catalog of choice for seniors seeking value-priced health and wellness merchandise
- **<u>As We Change</u>**: Products to help women to *Feel Better, Look Better*
- **<u>Exposures</u>**: Products and ideas that inspire people to document life events and display remembrances



Miles Kimball
FREE
SHIPPING & HANDLING
50% OFF!
Walter Drake
It's our "Buy 2 and SAVE" Sale!
BUY 2 SAVE $
Comforts
As We Change
COOL confidence
Exposures

BLYTH

Business Overview

Shifting Emphasis In Brand Portfolio

Miles Kimball

- Evolving from a foundation of well-established, general merchandise titles to the faster growing Health and Wellness products and catalogs

2012 Sales of $139MM



Walter Drake
27%
Miles Kimball
49%
Exposures
5%
Easy
Comforts
15%
As We Change
4%

BLYTH

Miles Kimball

Business Overview

Goal: Return to Growth in 2013

- Stabilize general merchandise brands (MK +5%, WD 0%)
- Invest in Health & Wellness brands (EC +18%, AWC +11%)
- Selectively expand credit program
- Accelerate transition from cataloger to multi-channel marketer



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Internet
Mail
Phone

BLYTH

Miles Kimball

Improve Business Health

Goal: Drive Profit Gains in 2013

- Continue to Drive Revenue Through the Web
  - Leverage growing buyer file via email expansion and frequency, online marketplaces and SEO
- Improve Contribution Margin
  - Grow GM by 0.8% to 56.5% primarily through select price increases and increased direct sourcing
- Manage Business Operations Tightly
  - Ensure operations are sales volume driven
  - Explore a more variable cost model
- Seek bolt-on acquisition opportunities to leverage scale

BLYTH

2013 Strategy & Beyond

Strengthen Our Three Direct-to-Consumer Businesses

- Drive ViSalus's international growth
- Stabilize and grow PartyLite
- Capitalize on Mile Kimball's success with health and wellness product sales
- Continuously evaluate performance against long-term corporate goals to grow sales/earnings and improve operating margins, driving shareholder value

PartyLite

Miles Kimball



shape
NUTRITIONAL SHAKE MIX
Nourish Your Life
Weight Management
ViSalus





Summer Memories
Fun in the Sun